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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported) September 22, 1998
                                                         --------------

                           UCFC Acceptance Corporation
                           ---------------------------
             (Exact name of registrant as specified in its charter)

         Louisiana                       333-37499            72-123-5336
-------------------------------         ----------           -------------
(State or other jurisdiction of        (Commission           (IRS Employer
 incorporation)                         File Number)           ID Number)

4041 Essen Lane, Baton Rouge, Louisiana                            70809
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(Address of principal executive offices)                         (Zip Code)

Registrant's Telephone Number,
     including area code:                                   (504) 987-6007
                                                             -------------

                                      N/A
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          (Former name or former address, if changed since last report)



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Item 5.       Other Events
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Filing of Computational Materials and Consent of Independent Accountants.*
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         Pursuant to Rule 424(b) under the Securities Act of 1933, as amended,
UCFC Acceptance Corporation (the "Depositor") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to the issuance by Home Equity Loan Owner Trust 1998-BA of its Asset-Backed Notes, Series 1998-BA (the "Notes").

         In connection with the issuance by UCFC Home Equity Loan Owner Trust 1998-BA of the Notes, Morgan Stanley & Co. Incorporated prepared certain materials (the "Computational Materials") which were distributed by J.P. Morgan Securities Inc., NationsBanc Montgomery Securities LLC and Prudential Securities Incorporated (the "Underwriters") to their potential investors. Although the Depositor provided the Underwriters with certain information regarding the characteristics of the Home Equity Loans in the related portfolio, it did not participate in the preparation of the Computational Materials. The Computational Materials are attached hereto as Exhibit 99.1. The legends which the Underwriters, other than Morgan Stanley & Co. Incorporated, placed on the Computational Materials are attached hereto as Exhibit 99.2.

         Also included for filing as Exhibit 23.1 attached hereto is the Consent of KPMG Peat Marwick LLP, independent auditors for Financial Guaranty Insurance Company ("FGIC"), insurer of the Notes. The Financial Statements of FGIC as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997 are attached hereto as Exhibit 99.3. The Unaudited Interim Financial Statements of FGIC for the six months ended June 30, 1998 are attached hereto as Exhibit 99.4.


--------------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated September 22, 1998, and Prospectus Supplement dated September 22, 1998, of UCFC Acceptance Corporation, relating to the issuance by UCFC Home Equity Loan Owner Trust 1998-BA of Asset-Backed Notes, Series 1998-BA.



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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1.    Consent of KPMG Peat Marwick LLP.

         99.1.    Computational Materials.

         99.2.    Underwriters' Legends for Computational Materials.

         99.3. Audited Financial Statements of Financial Guaranty Insurance Company.

         99.4. Unaudited Interim Financial Statements of Financial Guaranty Insurance Company.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          UCFC ACCEPTANCE CORPORATION

                          By:   /s/ H. C. McCall, III
                                -----------------------------------
                                Name:  H.C. McCall, III
                                Title: President

Dated:   September 22, 1998


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                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                            Page
-------                                                            ----

23.1.    Consent of KPMG Peat Marwick LLP.

99.1.    Computational Materials.

99.2.    Underwriters' Legends for Computational Materials.

99.3.    Audited Financial Statements of Financial Guaranty
         Insurance Company.

99.4.    Unaudited Interim Financial Statements of Financial
         Guaranty Insurance Company.


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